UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[X]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

UNOCAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

The following letters were mailed to brokers, dealers, commercial banks, trust companies, and other nominees on or about July 6, 2005.

* * * * *

Additional Information for Investors

Chevron has filed a Form S-4, dated May 26, 2005, and Unocal has filed a proxy statement, dated June 29, 2005, and both companies will file other relevant documents concerning the proposed merger transaction with Chevron with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain the documents free of charge at the Web site maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Chevron free of charge by contacting Chevron Comptroller’s Department, 6001 Bollinger Canyon Road - A3201, San Ramon, CA 94583-2324. You may obtain documents filed with the SEC by Unocal free of charge by contacting Unocal Stockholder Services at (800) 252-2233, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245.

Chevron, Unocal and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Unocal’s stockholders in connection with the proposed Chevron merger. Information about the directors and executive officers of Chevron and their ownership of Chevron stock is set forth in the proxy statement for Chevron’s 2005 Annual Meeting of Stockholders. Information about the directors and executive officers of Unocal and their ownership of Unocal stock is set forth in the proxy statement for Unocal’s 2005 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger. Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decisions.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained herein, the matters set forth herein, including statements as to the proposed merger transaction with Chevron, the CNOOC proposal and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including uncertainties as a result of the CNOOC proposal and other risk factors as detailed from time to time in Unocal’s reports filed or furnished with the SEC, including Unocal’s most recent Annual Report on Form 10-K. You should not place undue reliance on these forward-looking statements, which speak only as of the date of these broker and broker-client letters. Unless legally required, Unocal undertakes no obligation to update publicly any forward-looking statements herein, whether as a result of new information, future events or otherwise.

Unocal Corporation
Proposed Merger with Chevron Corporation
YOUR PROMPT RESPONSE TO THIS LETTER IS REQUESTED
July 5, 2005
To Our Clients:
      Unocal Corporation (“Unocal”) and Chevron Corporation (“Chevron”) have proposed a merger in which Unocal stockholders would receive Chevron stock, cash, or a combination of the two for each Unocal share owned. You were sent under separate cover for your consideration the proxy statement/ prospectus dated June 29, 2005. As described more fully in the proxy statement/ prospectus, the merger will be considered at a special meeting of Unocal stockholders to be held on August 10, 2005.
      The materials relating to the proposed merger have been forwarded to you as a holder of Unocal common stock. As described more fully in the proxy statement/ prospectus, each Unocal stockholder has the opportunity to receive, for each share of Unocal common stock that he or she owns, a combination of 0.7725 of a share of Chevron common stock and $16.25 in cash (the “mixed election”), 1.03 shares of Chevron common stock (the “stock election”), or $65.00 in cash (the “cash election”).
      Stockholders may make the mixed election, the stock election and/or the cash election with respect to all or any number of their Unocal shares. The cash elections and stock elections of Unocal stockholders will be subject to proration to preserve an overall mix of 0.7725 of a share of Chevron common stock per share of Unocal stock taken together, after taking into account all of the elections made by all of the Unocal shareholders.
      Any elections may only be made by us as the registered holder of shares of Unocal common stock and pursuant to your instructions. Enclosed herein is a Form of Election that you must submit in order to elect to effect one of the foregoing elections. Accordingly, please instruct us of your desired election(s) by completing, executing and returning to us the Form of Election set forth below.
      YOU MUST RETURN YOUR FORM OF ELECTION PROMPTLY AS WE MUST SUBMIT YOUR ELECTIONS TO AGENTS FOR UNOCAL NO LATER THAN 5:00 p.m., Eastern Daylight Time, on August 9, 2005 (THE “ELECTION DEADLINE”).
IMPORTANT
      If you wish to make an election as described above in connection with any or all of the shares of Unocal common stock held by us for your account or benefit, please so instruct us by completing, executing and returning to us the instruction form that appears below. Please also see the accompanying documentation that includes important tax information and related instructions. Please read these instructions carefully as you may be required to submit additional tax-related information in connection with the proposed merger. All elections must be processed prior to the Election Deadline. Therefore, if you desire to make an affirmative election, we must receive your instructions in ample time to permit us to effect that election on your behalf at or prior to the Election Deadline.
INSTRUCTIONS
      The undersigned acknowledges receipt of your letter and the enclosed material referred to therein relating to Unocal’s proposed merger with Chevron. This will instruct you to submit a Form of Election on the undersigned’s behalf in respect of shares of Unocal common stock held by you for the account or benefit of the undersigned.

      List below the shares of Unocal common stock to which this letter relates. If the space provided is inadequate, list the name(s) and address(es) of the beneficial holder(s) and total number of shares of Unocal common stock on a separately executed schedule and affix the schedule to this letter.
FORM OF ELECTION AND DESCRIPTION OF
UNOCAL COMMON STOCK CERTIFICATES

ELECTION

Number of Shares	Mixed Election	Stock Election	Cash Election

TOTAL NUMBER OF SHARES:

PLEASE SIGN HERE
Signature(s):

Name(s) (please print):

Address (including Zip Code):

Daytime Telephone Number (including Area Code):

Taxpayer Identification or Social Security No.:

My Account Number with You:

Date:

2

Unocal Corporation
Proposed Merger with Chevron Corporation
THE ELECTION DEADLINE IS 5:00 p.m., EASTERN DAYLIGHT TIME, ON AUGUST 9, 2005.
July 5, 2005
To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:
      Enclosed for your consideration are the proxy statement/ prospectus dated June 29, 2005 and stockholder election materials relating to the proposed merger between Chevron Corporation (“Chevron”) and Unocal Corporation (“Unocal”). As described more fully in the proxy statement/ prospectus, the merger will be considered at a special meeting of Unocal stockholders to be held on August 10, 2005.
      The materials relating to the proposed merger and the stockholder election have been forwarded to you as the registered holder of Unocal common stock that you hold for your client’s account or benefit. As described more fully in the proxy statement/ prospectus, each Unocal stockholder has the opportunity to receive, for each share of Unocal common stock that he or she owns, a combination of 0.7725 of a share of Chevron common stock and $16.25 in cash (the “mixed election”), 1.03 shares of Chevron common stock (the “stock election”), or $65.00 in cash (the “cash election”).
      Stockholders may make the mixed election, the stock election and/or the cash election with respect to all or any number of their Unocal shares. The cash elections and stock elections of Unocal stockholders will be subject to proration to preserve an overall mix of 0.7725 of a share of Chevron common stock per Unocal share taken together, after taking into account all of the elections made by all of the Unocal stockholders.
      Any elections may only be made by you as the registered holder of shares of Unocal common stock and pursuant to your client’s instructions.
      For your information and for forwarding to your clients for whom you hold Unocal common stock registered in your name or in the name of your nominee, we are enclosing the following documents:

1. A printed form of letter, including the Form of Election, which may be sent to your clients for whose accounts you hold Unocal common stock registered in your name or in the name of your nominee, with space provided for obtaining such clients’ instructions regarding the stockholder election.

2. Accompanying documentation that includes important tax information for your clients, including a Substitute Form W-9 (with instructions) providing information relating to backup U.S. federal income tax withholding.
      Mellon Investor Services LLC, the Exchange Agent, must RECEIVE the forms of election no later than the election deadline, which will be 5:00 p.m., Eastern Daylight Time, on August 9, 2005. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE IN ORDER TO OBTAIN THEIR INSTRUCTIONS.
      Requests for additional information or questions about the election materials may be directed to the Information Agent, MacKenzie Partners, Inc. at (800) 322-2885.
      NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU AN AGENT OF ANY OF THE COMPANY, THE DEALER MANAGER AND SOLICITATION AGENT, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE PROPOSED MERGER OR ELECTION OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

Very truly yours,

UNOCAL CORPORATION